UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 1, 2005
Apco Argentina Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Mail Drop 26-4, Tulsa, Oklahoma (Address of principal executive offices)	74104 (Zip Code)
918/573-2164
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 1, 2005, Apco Argentina Inc. (“Apco”) named Landy L. Fullmer controller and chief accounting officer. The chief accounting officer and controller functions transition from Thomas Bueno, who retains his role as president and chief operating officer.
     In addition to his new positions, Mr. Fullmer will continue as vice president and chief financial officer for Apco, as well as controller for The Williams Company’s Inc.’s exploration and production unit.
     Apco’s press release publicly announcing these organizational changes is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) Exhibits
Exhibit 99.1	Copy of Apco’s press release dated September 1, 2005, publicly announcing the organizational changes discussed herein.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, Apco has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO ARGENTINA INC.
Date: September 6, 2005	By:	/s/ William H. Gault
		Name:	William H. Gault
		Title:	Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	DESCRIPTION
99.1	Copy of Apco’s press release dated September 1, 2005 publicly announcing the organizational changes.